SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934

JULY 3, 1996
Date of Report (Date of earliest event reported)

CALIFORNIA COMMUNITY BANCSHARES CORPORATION
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE
(State or other jurisdiction of incorporation)

0-27856
(Commission File Number)

68-0366324
(I.R.S. Employer Identification Number)

555 Mason Street, Suite 280, Vacaville, California     	95688
(Address of principal executive offices) 			(Zip Code)

(707) 448-1200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Exhibit Index is on page 6

ITEM 5.	Other Events


On July 3, 1996, California Community Bancshares Corporation ("CCBC") announced that it had established an Automatic Dividend Reinvestment and Common Stock Purchase Plan (the "Plan"). ThePlan will be open to CCBC stockholders owning 100 or more shares of common stock, and will allow stockholders to automatically acquire additional shares of CCBC common stock through the reinvestmentof cash dividends or through the purchase of additional common stock with supplemental cashinvestments.

Under the Plan, CCBC will pay all service fees and brokerage commissions for any purchase of shares, whether through dividend reinvestment or supplemental cash investments, subject to limits set forth in the Terms and Conditions of Authorization for the Plan (the "Terms and Conditions"), which are incorporated herein by reference. A copy of the Terms and Conditions is included in this filing as Exhibit 99.1.

The Plan will be administered by U.S. Trust Company of California, N.A (the "Agent") pursuant to an Automatic Dividend Reinvestment and Common
Stock Purchase Plan Agency Agreement (the "Agency Agreement") to be entered into between the Agent and CCBC. A copy of the form of Agency Agreement to be entered into between the Agent and CCBC is included in this filing as Exhibit 99.2.

Purchases of CCBC common stock by the Agent for the Plan may be made from any exchange where CCBC's common stock is listed, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent may determine.
CCBC will not issue new shares of common stock to participants under the current version of the Plan (each, a "Participant"). Neither CCBC nor any Participant will have any authority or power to direct the time or price at which shares of CCBC common stock may be purchased, or the selection of the broker or dealer through or from whom purchases are to be made. Any supplemental cash investment will be refunded if the Participant's written request for a refund is received by the Agent at least 48 hours before the next succeeding scheduled dividend payment date.

Supplemental cash investments and dividends will be invested as soon as possible on or following the dividend payment date. For the purpose of making purchases, the Agent will commingle each Participant's funds with those of all other Participants. The Agent will make every effort to invest supplemental cash investments and any dividends it receives promptly on each dividend payment date and in no event later than 30 days from such date except where necessary under applicable federal securities laws. The Agent will not pay interest on uninvested funds. If the Agent is not able to purchase all specified CCBC common stock within 30 days following the dividend payment date, the Agent shall send all remaining dividend and supplemental cash payments held for purchase of CCBC common stock to the Participants.

ITEM 7.	Financial Statements and Exhibits

(a) - (b) Not applicable.

(c)	Exhibits

99.1	Terms and Conditions of Authorization for Automatic Dividend
Reinvestment and Common Stock  Purchase Plan for Shareholders of
California Community Bancshares Corporation

99.2	Form of Automatic Dividend Reinvestment and Common Stock
Purchase Plan Agency Agreement

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CALIFORNIA COMMUNITY BANCSHARES CORPORATION

Date:    July 12, 1996

 /S/ WALTER O. SUNDERMAN
Walter O. Sunderman
President and Chief Executive Officer
INDEX TO EXHIBITS

Exhibit Number ,  Description of Exhibit,  Sequentially Numbered  Page

99.1 - Terms and Conditions of Authorization for Automatic Dividend Reinvestment and Common Stock Purchase Plan for Shareholders of
California Community Bancshares Corporation, 7

99.2 - Form of Automatic Dividend Reinvestment and Common Stock
Purchase Plan Agency Agreement ,  15

TERMS AND CONDITIONS OF AUTHORIZATION FOR AUTOMATIC
DIVIDEND REINVESTMENT AND COMMON STOCK PURCHASE PLAN
FOR SHAREHOLDERS OF CALIFORNIA COMMUNITY BANCSHARES
CORPORATION ("CCBC")

1.	Manner of Participation -- As agent for each participating shareholder
("Participant") of the CCBC Automatic Dividend Reinvestment and Common
Stock Purchase Plan (the "Plan"), U.S. Trust Company of California,
National Association (the "Agent"), will in accordance with each Participant's authorization:

	(a)	apply all or part of the cash dividends on the shares of Common
Stock of California Community Bancshares Corporation ("CCBC Stock") held by the Participant and on any full shares or fractional interest in one share (to three decimal places) acquired by the Participant through the Plan, to the purchase of full and fractional shares of CCBC Stock for such Participant, and/or

	(b)	apply all supplemental cash investments in a minimum amount
of $250.00 to a maximum of $5,000.00 per quarter received from the Participant for such purpose, as the Participant may elect, together with cash dividends on shares acquired for such Participant under the Plan, to the purchase of full and fractional shares of CCBC Stock for the Participant's account.

	A Participant who has elected both to invest cash dividends and make supplemental cash investments may discontinue making such supplementalcash investments at any time. In the event that a Participant doesdiscontinue supplemental cash investments, the Agent will continue to reinvest all cash dividends received by it on behalf of the Participant until the Participant's account is terminated as provided in item 9 hereof.

2.	Frequency and Manner of Purchases -- Purchases of CCBC Stock by
the Agent for the Plan may be made from any exchange where CCBC's
Stock is listed, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent may determine. Neither CCBC nor any shareholder will have any authority or power to direct the time or price at which shares of CCBC Stock may be purchased, or the selection of the broker or dealer through or from whom purchases are to be made. Any supplemental cash payment will be refunded if the Participant's written request for a refund is received by the Agent at least 48 hours before the next succeeding scheduled dividend payment date.

	Supplemental cash investments and dividends will be invested as soon as possible on or following the dividend payment date. For the purpose of making purchases, the Agent will commingle each Participant's funds with those of all other Participants. The Agent will make every effort to invest supplemental cash investments and any dividends it receives promptly on each dividend payment date and in no event later than 30 days from such date except where necessary under applicable federal securities laws. The Agent will not pay interest on uninvested funds. If the Agent is not able to purchase all specified CCBC Stock within 30 days following the dividend payment date, the Agent shall send all remaining dividend and supplemental cash payments held for purchase of CCBC Stock to the Participants.

	It is understood that for a number of reasons, including observing federal securities laws, rules and regulations requiring temporary curtailment or suspensions of purchases under certain circumstances, it is possible that the whole amount of funds available in a Participant's account for the purchase of CCBC Stock may not be so applied on the next scheduled dividend payment date. The Agent will not be liable when such conditions prevent the purchase of shares or interfere with the timing of such purchases. If any suspension of trading of CCBC Stock by any agency or governmental body remains effective for 90 consecutive days, the Agent will remit all cash in the Participant's account to the Participant promptly after such ninetieth day.

3.	Shareholder Authorization -- Only holders of record of shares of
CCBC Stock are eligible to participate in the Plan. Beneficial owners whose shares of CCBC Stock are registered in names other than their own (e.g., broker, bank nominee or trustee) must become shareholders of record by having shares of CCBC Stock transferred into their own name in order to be eligible to participate in the Plan. To participate in the Plan, shareholders must complete the Authorization Form and return it to the Agent. If the Authorization Form is received by the Agent on or before the record date for the next dividend, reinvestment of dividends will begin with that dividend period. If the Authorization Form is received by the Agent later than the record date, reinvestment of dividends will begin with the following dividend payment date.

4.	Price to Participants -- The Agent shall purchase all shares necessary to fulfill Plan requirements at the then prevailing market price and terms, which price and terms shall be determined by the Agent in its reasonable discretion. Shares which the Agent purchases from other Participants will be deemed to have been purchased at a price determined pursuant to
Section 9 below. The price at which the Agent will be deemed to have acquired shares for the Participant's account will be the average price of all shares purchased for all Participants in the Plan with dividend proceeds and any supplemental cash investments. The Agent may hold the shares of all Participants on deposit in its own name or in the name of its nominee. The Agent will have no responsibility as to the value of the CCBC Stock acquired for the Participant's account.

	Participants will not be charged for bank service fees or brokerage commissions on any purchases of CCBC Stock made through the Plan, whether through dividends or supplemental cash investments. These charges will be borne entirely by CCBC and will constitute taxable income to Participants. Participants will pay brokerage commissions and other applicable costs of sale on sales of CCBC Stock pursuant to Section 8 below.

5.	Statements to Participants -- As soon as practicable after a purchase of shares has been completed, the Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous investment or reinvestment activity for the calendar year. These statements are the record of the cost of shares and should be retained for tax purposes. Dividends paid on the accumulated shares and brokerage commissions paid on each Participant's behalf will be included in the Form 1099 DIV information return to the Internal Revenue Service and only one Form 1099
DIV will be sent to each Participant.

6.	Stock Certificates -- Certificates representing shares of CCBC Stock now held by a Participant may be submitted to the Agent and consolidated with shares purchased for the Participant under the Plan. The certificates need not be endorsed. Upon receipt of the certificates, the Agent will cancel, or cause to be canceled, the same, credit the Participant's account with the appropriate number of shares and treat such shares in the same manner as shares purchased for the Participant's account under the Plan.
Shares so deposited must remain in a Participant's account for a period of at least 60 days before they can be sold.

	Certificates representing shares of CCBC Stock purchased under the Plan will not be issued to any Participant unless such Participant so requests in writing or unless such Participant's account is terminated. Upon written request, certificates will be issued without charge for all or part of the full shares of CCBC Stock. Certificates for fractional shares will not be issued in any case.

7.	Voting of Shares Held Under the Plan -- With respect to CCBC shareholder meetings, a proxy statement will be mailed to each Participant by the Agent in the same manner as proxy statements are mailed by CCBC to shareholders not participating in the Plan.  All Participants should submit
their proxies directly to the Agent, rather than to CCBC.   The Agent will vote
or abstain from voting full shares of CCBC Stock credited to a Participant's account at the record date for a meeting of shareholders in the same manner as directed by the Participant's proxy. The Agent will not vote shares of CCBC Stock for which a proxy is not received.

8.	Selling Shares of CCBC Stock -- While continuing to participate in the
Plan, a Participant may sell all or a portion of the full shares in the Participant's account (subject to Section 6) by sending written instructions to that effect to the Agent. As soon as practicable after the Agent's receipt of such notice, the Agent will sell the number of shares of CCBC Stock specified therein and deliver the proceeds to the Participant less any brokerage commissions and any other costs of sale. Such sale may, but need not, be made by purchase of the shares for the account of other Participants, and any such transaction will be deemed to have been made at the then current market price less any brokerage commissions and any other costs of sale. If the Agent is unable to sell the shares of CCBC Stock within 10 business days of the Agent's receipt of notice, the Agent will seek instructions from the Participant on how to proceed.

9.	Termination of Account -- Participation in the Plan may be terminated by a Participant at any time by written instructions to that effect to the Agent. To be effective on any given dividend payment date, the notice to discontinue must be received by the Agent before the record date for that payment. If a notice to discontinue is received by the Agent on or after the record date for a dividend payment, such notice to discontinue will not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant's account under the Plan. The
Agent, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant.

	The Agent may terminate, for whatsoever reason at any time as it may determine in its sole discretion, a Participant's participation in the Plan upon mailing a notice to terminate to the Participant at the Participant's address as it appears on the Agent's records.

	Upon termination, a Participant will receive certificates for the full shares of CCBC Stock credited to the Participant's account unless the sale of all or part of such shares is requested by the Participant. Such sale may, but need not, be made by purchase of the shares for the account of other Participants, and any such transaction will be deemed to have been made at the then current market price less any brokerage commissions and any other costs of sale, determined as follows:

		(a)	If traded on a securities exchange, the current market
price of the CCBC Stock shall be deemed to be the average of the closing prices of the CCBC Stock on such exchange over the 10-day period ending one business day prior to the date of sale;

		(b)	If traded on the Nasdaq National Market or The Nasdaq
SmallCap Market, the current market price of the CCBC Stock shall be deemed to be the average of the last reported sales prices of the CCBC
Stock on such Market over the 10-day period ending one business day prior to the date of sale; or

		(c)	If traded over-the-counter other than on the Nasdaq National Market or
The Nasdaq SmallCap Market, the current market price of the CCBC Stock shall be deemed to be the average of the closing bid prices of the CCBC Stock over the 10-day period ending one business day prior to the date of sale.

	Fractional shares credited to a terminating account will be paid in cash at the then prevailing market price less any brokerage commissions and any other costs of sale.

	Participants should be aware that prices for CCBC Stock may fall during the period between a request for sale, its receipt by the Agent, and the ultimate sale in the open market. It is also possible that there may not be a market for the shares of CCBC Stock the Participant seeks to sell.
This risk should be evaluated by the Participant when considering whether or not to participate in the Plan and is a risk to be borne solely by the Participant.

	No Participant will have the authority or power to direct the date or sales price at which shares of CCBC Stock may be sold. Requests for sale must indicate the number of shares to be sold and not the dollar amount to be attained. Any such request that does not clearly indicate the number of shares to be sold, or does but states a dollar amount to be attained, will be returned to the Participant with no action taken.

	If a Participant disposes of all shares of CCBC Stock represented by certificates registered in his own name on the books of CCBC but does not give notice of termination under the Plan, the Agent may continue to reinvest the dividends on his stock held under the Plan until otherwise directed.

10.	Stock Dividends and Rights -- Any stock dividends or stock splits distributed by CCBC on shares of CCBC Stock held by the Agent for a Participant will be credited to the Participant's account. In the event CCBC makes available to its shareholders rights to purchase additional shares of CCBC Stock or other securities, the Participant will receive directly from the Agent a subscription warrant for all such rights relating to the shares held by the Agent for the Participant's account.

11.	Notice to the Agent -- Any notice, instruction, request, election or direction which, by any provision of the Plan is required or permitted to be given or made by the Participant to the Agent, will be written and will be deemed to be given or made when received by the Agent. Such notice, instruction, request, election or direction will be mailed postage prepaid addressed to:

California Community Bancshares Corporation Automatic Dividend
Reinvestment and Common Stock Purchase Plan
c/o U.S. Trust Company of California, National Association
515 South Flower Street, Suite 2700
Los Angeles, California 90071

12.	Transfer of CCBC Stock -- Except as otherwise expressly provided herein, the Participant may not sell, pledge, hypothecate or otherwise assign or transfer the Participant's account, any interest therein or any cash or shares of CCBC Stock credited to the Participant's account. No attempt at any such sale, pledge, hypothecation or other assignment or transfer will be effective.

13.	Duties and Responsibilities -- The Agent will not be liable hereunder for any act done in good faith, or for any good faith omission to act, including, without limitation, any claims of liability (i) arising out of failure to terminate any Participant's account upon such Participant's death prior to receipt of notice in writing of such death, and (ii) with respect to the prices at which shares of CCBC Stock are purchased for any Participant's account and the timing of such purchases.

14.	Governing Law -- The terms and conditions of the Plan and its operation will be governed by the laws of the State of California.

AUTOMATIC DIVIDEND REINVESTMENT AND COMMON STOCK
PURCHASE PLAN AGENCY AGREEMENT

	THIS AGREEMENT is made as of JULY 1, 1996, between CALIFORNIA COMMUNITY BANCSHARES CORPORATION, a Delaware corporation ("CCBC"), and U.S. TRUST COMPANY OF CALIFORNIA,
NATIONAL ASSOCIATION, a national association (the "Agent"), with respect to an automatic dividend reinvestment and common stock purchase plan to be offered to shareholders ("Shareholders") holding shares of common stock of CCBC ("Shares") and to be administered by the Agent (the "Plan").

	In consideration of the promises and mutual agreements herein set forth, the parties agree as follows:

	1.	The Plan.  The Plan shall be for the benefit of the Shareholders and shall operate pursuant to the terms and conditions set forth in the Plan, the terms and conditions thereof and the form of authorization attached hereto and, by this reference, incorporated herein as Exhibit A (the "Plan Documentation"). The Agent shall act pursuant to the Plan for the benefit of those Shareholders who elect to participate in the Plan (the "Participants").

	2.	Duties of the Agent.  The Agent shall act for the benefit of the
Participants according to the terms and conditions of the Plan
Documentation, this Agreement and applicable law. The Agent agrees to perform those services more particularly set forth in the Plan Documentation and this Agreement until the Plan and this Agreement are terminated by the Agent or CCBC in the manner set forth herein. CCBC shall have no responsibility for the administration of the Plan except as elsewhere provided herein.

	3.	Share Purchases.  The Agent shall purchase the Shares
required to fulfill Plan requirements from any exchanges where the Shares are listed, in the over-the-counter market or in negotiated transactions, and such transactions shall be on such terms as to price, delivery and otherwise as is consistent with the Plan Documentation. From time to time but not more than once a year, the Board of Directors of CCBC shall advise the Agent by providing to the Agent a certified copy of a resolution duly adopted by the Board of Directors of CCBC as to the priority of the sources from which the Shares should be purchased. If the Agent is not able to purchase Shares within 30 days following the dividend payment date, the Agent shall return all dividend and supplemental cash payments held for the purchase of Shares under the Plan to the Participants.

	4.	Expenses.  CCBC will bear all costs associated with the
solicitation of Shareholders to become Participants, all costs incurred in the mailing, solicitation of and reporting of proxies, all programming costs incurred for the purpose of enabling the Agent to furnish information necessary for the administration of the Plan, and the cost of furnishing such information. CCBC will bear all other costs associated with the administration of the Plan except as elsewhere provided herein or as elsewhere provided in the Plan Documentation. All out of pocket expenses will be charged directly to CCBC by the Agent; however, in no event will CCBC be obligated to pay out of pocket expenses which exceed $1,000 unless the Agent shall have first obtained the prior written consent of CCBC. CCBC agrees that it will pay all bank service fees and brokerage commissions for any purchase of Shares made through the Plan; provided, however, that in no event will CCBC be obligated to pay fees and commissions which exceed $2,500 unless the Agent shall have first obtained the prior written consent of CCBC.

	5.	Compensation of Agent.  CCBC shall pay to the Agent the
applicable service charges attached hereto as Exhibit B and incorporated herein by this reference. The parties acknowledge that such fees will be for services under the Plan and as transfer agent pursuant to that certain Registrar and Stock Transfer Agency Agreement between the parties dated
April 1, 1996.

	6. (a) Representation and Warranty by CCBC. CCBC represents and warrants that all action on the part of its officers necessary for the authorization, execution and performance of this Agreement has been duly taken, and the officer or officers of CCBC executing this Agreement are duly and properly in office and fully authorized to execute this Agreement.

	(b)	Representation and Warranty by Agent.  Agent represents and
warrants that all action on the part of its officers necessary for the authorization, execution and performance of this Agreement has been duly taken. The officer or officers of Agent executing this Agreement are duly and properly in office and authorized to execute this Agreement and Agent has the power and authority to carry out its obligations hereunder.

	7. (a) Indemnification by CCBC. CCBC shall indemnify and hold harmless the Agent and, if the Agent so requests, shall promptly reimburse and defend the Agent from and against any and all losses, costs, expenses, including, without limitation, reasonable attorney's fees, whether or not incurred as a party to an action, claims and liability which it may suffer or incur, except that the Agent shall not be indemnified from any losses, costs or expenses arising from its own negligence, bad faith or willful misconduct. Whenever the Agent receives notice of a claim to which this paragraph would apply, the Agent will promptly notify CCBC of such claim in writing. The Agent may elect to retain its own counsel but if it does so, the Agent shall bear the fees and expenses of such counsel and, on advice of such counsel and with the written consent of CCBC, may settle or agree to the settlement of any such claim.

	(b) Indemnification by Agent. Agent shall indemnify and hold harmless CCBC and, if CCBC so requests, shall promptly reimburse and defend CCBC from and against any and all losses, costs, expenses, including, without limitation, reasonable attorney's fees, whether or not incurred as a party to an action, claims and liability which it may suffer or incur arising from the Agent's negligence, bad faith or willful misconduct. Whenever CCBC receives notice of a claim to which this paragraph would apply, CCBC will promptly notify the Agent of such claim in writing. CCBC may elect to retain its own counsel but if it does so, CCBC shall bear the fees and expenses of such counsel and, on advice of such counsel and with the written consent of the Agent, may settle or agree to the settlement of any such claim.

	(c) Survival. The covenants and obligations of both CCBC and the Agent set forth in this Section 7 shall survive termination of this Agreement, whether such termination is made with or without cause.

	8.	Notice to the Agent.  CCBC covenants and agrees that so long as the Plan shall be administered by the Agent, CCBC will promptly advise the Agent of any actual or contemplated event or circumstance of which CCBC has knowledge, which would cause CCBC, in the opinion of its counsel, to be engaged in the distribution of its Shares within the meaning of Rule 10b-6 under the Securities Exchange 1934 Act (the "1934 Act"), or of the expiration date of any exemption or no action ruling obtained from the Securities and Exchange Commission ("SEC") (or other regulator with jurisdiction) by CCBC, or of any actual or contemplated event or circumstance which may otherwise require temporary suspension of purchase of CCBC's Shares by the Agent under applicable rules and regulations of the SEC or other regulator.

	9.	Notices.  Any communications between the parties hereto, or
notices provided herein, shall be given by delivering the same to the Agent at:

U.S. Trust Company of California, National Association
P.O. Box 840
Peter Cooper Station
New York, New York 10276-0840

or to CCBC at:

California Community Bancshares Corporation
555 Mason Street, Suite 280
Vacaville, California 95688
Attention:	Walter O. Sunderman,
		President and Chief Executive Officer

or to such other address as either party may, in writing, hereinafter indicate.

	10.	Termination.  This Agreement and the Plan may be terminated
by the Agent or CCBC at any time, upon thirty (30) days' written notice, which notice shall be sent by registered or certified mail; provided, however, that the Agent may terminate this Agreement upon ten (10) days' prior written notice if ordered to do so by any court or regulatory authority of competent jurisdiction, or if in the opinion of the Agent and its counsel such termination is required by any applicable law or regulation, but if amendment of this Agreement in a manner not detrimental to the interests of the Agent or the Participants will cure any such violation of law or regulation, the Agent agrees to enter into such amendment if requested to do so by CCBC. In the event of a termination of this Agreement and the Plan, notice of such termination shall be given to each Participant and the expense of such notice shall be borne by CCBC except where the Agent elects to terminate this Agreement.

	11.	Successors.  This Agreement shall not be assigned or
transferred by any party, by operation of law or otherwise, without the prior written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed on its behalf by its duly authorized representative as of the day and year first above written.

CALIFORNIA COMMUNITY BANCSHARES CORPORATION


By

Its


U.S. TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

By

Its